Exhibit 10.3

JOINDER AND INCREASE AGREEMENT

THIS JOINDER AND INCREASE AGREEMENT (this “Agreement”) is made this 10th day of February, 2022, by and among BANKUNITED, N.A.  (“New Lender”), FRANKLIN STREET PROPERTIES CORP., a Maryland corporation (“Borrower”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”).

Reference is hereby made to that certain Credit Agreement dated as of January 10, 2022 (as the same may be amended, modified, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, the Lenders party thereto (collectively, “Lenders”), the L/C Issuers (as defined therein) party thereto, and Bank of America, N.A., as Administrative Agent.  Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Pursuant to Section 2.13 of the Credit Agreement, Borrower, Administrative Agent, and New Lender agree to a $20,000,000 increase in the Aggregate Commitments effective on the date of this Agreement.  New Lender hereby (a) agrees to become a “Lender” under the Credit Agreement; (b) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement, to the same extent as if the undersigned were an original signatory thereto; and (c) agrees that its Commitment shall be in the amount set forth on Exhibit A.  After giving effect to such increase, each Lender’s Commitment shall be as set forth on Exhibit A attached hereto.  Schedule 2.01 of the Credit Agreement is hereby replaced with Schedule 2.01 set forth on Exhibit A attached hereto.

New Lender: (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (b) agrees that it will (i) independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent: (a) Administrative Agent shall have received this Agreement, duly executed and delivered by the New Lender, Administrative Agent and Borrower; (b) Borrower has delivered to Administrative Agent the certificate required pursuant to Section 2.13(e)(i) of the Credit Agreement; (c) to the extent requested by New Lender, Borrower has delivered the information and Beneficial Ownership Certification required pursuant to Section 2.13(e)(ii) of the Credit Agreement; and (c) payment by Borrower of all fees and other amounts due and payable in connection with this Agreement.

Borrower represents and warrants to Administrative Agent and the Lenders as follows:

(a)that the conditions set forth in Section 2.13(e) of the Credit Agreement have been satisfied as of the date hereof;

(b)Borrower has the power to execute and deliver this Agreement and to perform its obligations hereunder, and Borrower has duly authorized such execution, delivery and performance;

(c)no Default or Event of Default has occurred and is continuing or would result from giving effect to this Agreement;

(d)the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; and

(e)this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by Debtor Relief Laws and any applicable general principles of equity.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect.

Upon the effectiveness of this Agreement, Borrower, Administrative Agent and Lenders shall make such reallocations, sales, assignments and other relevant actions in respect of each Lender’s Revolving Credit Exposure as are reasonably necessary in order that each Lender’s Revolving Credit Exposure reflects such Lender’s Applicable Percentage of the outstanding aggregate Revolving Credit Exposure of all Lenders on the date of the effectiveness hereof, and (unless otherwise waived by a Lender in its sole discretion) Borrower agrees to compensate each Lender for any loss, cost or expense, if any,  incurred by such Lender in connection with the reallocation described above, in each case on the terms and in the manner set forth in Section 3.05 of the Credit Agreement.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The parties hereto agree that this Agreement shall be one of the Loan Documents.  This Agreement, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding relating to the subject matter hereof.

The parties hereto agree that this Agreement is a Loan Document and that the provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated herein by reference and apply to this Agreement as if such provisions were set forth herein in their entirety.

This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  This Agreement and any other documentation delivered in connection with herewith may be executed using electronic signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement.   For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually signed signature page which has been converted into electronic form (such as scanned into PDF format), or an electronically signed signature page converted into another format, for transmission, delivery and/or retention.  Delivery of an executed counterpart of this Agreement by electronic means shall be effective as delivery of a manually executed counterpart thereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the undersigned has executed this Joinder and Increase Agreement as of the date first stated above.

NEW LENDER

BANKUNITED, N.A.

By:	/s/ Carly Berfas
Name: Carly Berfas
Title: SVP

Signature Page to

Joinder and Increase Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jeff Darling
Name: Jeff Darling
Title: SVP

Signature Page to

Joinder and Increase Agreement

L/C ISSUERS:

BANK OF AMERICA, N.A., as a L/C Issuer

By:	/s/ Jeff Darling
Name: Jeff Darling
Title: SVP

Signature Page to

Joinder and Increase Agreement

BANK OF MONTREAL, as a L/C Issuer

By:	/s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director

Signature Page to

Joinder and Increase Agreement

JPMORGAN CHASE BANK, N.A., as a L/C Issuer

By:	/s/ Ryan Dempsey
Name: Ryan Dempsey
Title: Authorized Officer

Signature Page to

Joinder and Increase Agreement

BORROWER:

FRANKLIN STREET PROPERTIES CORP., a Maryland corporation, as Borrower

By:	/s/ George J. Carter
Name: George J. Carter
Title: Chief Executive Officer

Signature Page to

Joinder and Increase Agreement

Exhibit A

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$75,000,000.00	31.578947368%
Bank of Montreal	$37,500,000.00	15.789473684%
JPMorgan Chase Bank, N.A.	$37,500,000.00	15.789473684%
Citizens Bank, N.A.	$25,000,000.00	10.526315789%
Regions Bank	$25,000,000.00	10.526315789%
BankUnited, N.A.	$20,000,000.00	8.421052632%
First Financial Bank, N.A.	$10,000,000.00	4.210526316%
Capital One, National Association	$7,500,000.00	3.157894737%
Total	$237,500,000.00	100.000000000%

L/C Commitments

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$7,916,666.67	33.333333334%
Bank of Montreal	$7,916,666.66	33.333333333%
JPMorgan Chase Bank, N.A.	$7,916,666.66	33.333333333%
Total	$23,750,000.00	100.000000000%